UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): July 31, 2006


                         MORGAN STANLEY CAPITAL I INC.
            (Exact name of registrant as specified in its charter)

          Delaware                   333-130684                  13-3291626
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                      Identification No.)

     1585 Broadway, 2nd Floor, New York, New York                  10036
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       (Address of Principal Executive Offices)                 (Zip Code)

                                (212) 761-4700
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             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))



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Section 8   Other Events.
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Item 8.01.  Other Events.
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      On July 31, 2006, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a pooling and servicing agreement, dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and a custodian of Morgan Stanley Mortgage Loan Trust 2006-9AR (the "MSM 2006-9AR Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-9AR
(the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of July 26, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2. The remaining classes of the Certificates, designated as Class OC and Class P Certificates (collectively, the "Privately Offered Certificates"), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of July 31, 2006 (the
"Certificate Purchase Agreement").

      Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of July 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.3a.

      On July 31, 2006, a tax opinion was issued by Sidley Austin LLP (the "Tax Opinion") regarding certain tax matters. The Tax Opinion is annexed hereto as Exhibit 99.3b.

      On July 31, 2006, Wells Fargo Bank, National Association, solely in its capacity as securities administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2006-9AR (the "Swap Trust"), entered into an interest rate hedge transaction (the "Swap Contract"), as evidenced by a Confirmation between the Swap Trust and Morgan Stanley Capital Services Inc. (the "Swap Confirmation"). The Swap Confirmation is annexed hereto as Exhibit 99.4.

      Certain of the mortgage loans are held by J.P. Morgan Trust Company, National Association as custodian pursuant to a custodial agreement dated as of July 1, 2006 (the "JPM Custodial Agreement"). The JPM Custodial Agreement is annexed hereto as Exhibit 99.5.

      Certain of the mortgage loans were acquired from American Home Mortgage Corp. ("American Home") pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "American Home Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, American Home and the Trustee (the "American Home Assignment Agreement"). The American Home Assignment Agreement is annexed hereto as Exhibit 99.6a and the American Home Purchase Agreement is annexed hereto as Exhibit 99.6b.

      Certain of the mortgage loans were acquired from First National Bank of Nevada ("FNBN") pursuant to a mortgage loan sale and servicing agreement dated as of April 1, 2006 (the "FNBN April Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, FNBN and the Trustee (the "FNBN Assignment Agreement"). The FNBN Assignment Agreement is annexed hereto as Exhibit 99.7a and the FNBN April Purchase Agreement is annexed hereto as Exhibit 99.7b.



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      Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage Corporation ("GMACM") pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.8a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.8b. On October 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of December 1, 2005, between the Sponsor and WF Servicer (the "WF Servicer Purchase Agreement"), as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Registrant, MSMCI, WF Servicer, the Master Servicer and the Trustee (the "Omnibus Assignment Agreement"). The WF Servicer Purchase Agreement is annexed hereto as Exhibit 99.8c. The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.8d. On October 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Central Mortgage Company ("Central"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of April 17, 2006, between the Sponsor and Central (the "Central Purchase Agreement), as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Registrant, MSMCI and the Trustee (the "Omnibus Assignment Agreement"). The Central Purchase Agreement is annexed hereto as
Exhibit 99.8e. The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.8f.

      Certain of the mortgage loans were acquired from The Hemisphere National Bank ("Hemisphere") pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "Hemisphere Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, Hemisphere and the Trustee (the "Hemisphere Assignment Agreement"). The Hemisphere Assignment Agreement is annexed hereto as Exhibit 99.9a and the Hemisphere Purchase Agreement is annexed hereto as
Exhibit 99.9b.

      Certain of the mortgage loans were acquired from MortgageIT, Inc. ("MortgageIT") pursuant to a mortgage loan sale and servicing agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.10a and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.10b.

      Certain of the mortgage loans were acquired from Wachovia Mortgage Corporation ("Wachovia") pursuant to a mortgage loan sale and servicing agreement dated as of September 1, 2004 (the "Wachovia September Purchase Agreement"), as supplemented by the Amended Regulation AB Compliance Addendum (the "Wachovia Reg AB Addendum"), dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, Wachovia, the Master Servicer and the Trustee (the "Wachovia Servicing-Retained Assignment Agreement"). Certain of the mortgage loans were acquired by MSMCI from Wachovia as seller pursuant to a mortgage loan purchase agreement dated as of February 28, 2005 (the "Wachovia February Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, Wachovia and the Trustee (the "Wachovia Servicing-Released Assignment Agreement"). The Wachovia Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.11a, the Wachovia Reg AB Addendum is annexed hereto as
Exhibit 99.11b and the Wachovia September Purchase Agreement is annexed hereto as Exhibit 99.11c. The Wachovia


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

Servicing-Released Assignment Agreement is annexed hereto as Exhibit 99.12a, and the Wachovia February Purchase Agreement is annexed hereto as Exhibit 99.12b.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9  Financial Statements and Exhibits.
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Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits: Page:

Exhibit 99.1      Pooling and Servicing Agreement, dated as of July 1,
                  2006, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and a custodian.

Exhibit 99.2 Underwriting Agreement, dated as of July 26, 2006, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3a MSMCI Mortgage Loan and Purchase Agreement, dated as of July 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.3b     Tax Opinion, dated July 31, 2006, issued by Sidley Austin LLP.

Exhibit 99.4 Swap Confirmation, dated as of July 31, 2006, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5 JPM Custodial Agreement, dated as of July 1, 2006, among Morgan Stanley Mortgage Capital Inc., The Hemisphere National Bank, Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and J.P. Morgan Trust Company, National Association, as custodian.

Exhibit 99.6a     American Home Assignment Agreement, dated as of July
                  1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.



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

Exhibit 99.6b     American Home Purchase Agreement, dated as of
                  December 1, 2005, among Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corp.

Exhibit 99.7a FNBN Assignment Agreement, dated as of July 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., First National Bank of Nevada and LaSalle Bank National Association, as trustee.

Exhibit 99.7b FNBN Purchase Agreement, dated as of April 1, 2006, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.8a     GMACM Assignment Agreement, dated as of July 1,
                  2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.8b     GMACM Servicing Agreement, dated as of January 1,
                  2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.8c WF Servicer Purchase Agreement, dated as of December 1, 2005 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as Servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.8d Omnibus Assignment Agreement, dated as of October 1, 2006 among Morgan Stanley Capital I, Inc., Morgan Stanley Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.8e Central Purchase Agreement, dated as of April 17, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Central Mortgage Company, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.8f Omnibus Assignment Agreement, dated as of October 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Central Mortgage Company, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.9a Hemisphere Assignment Agreement, dated as of July 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., The Hemisphere National Bank and LaSalle Bank National Association, as trustee.

Exhibit 99.9b     Hemisphere Purchase Agreement, dated as of December
                  1, 2005, among Morgan Stanley Mortgage Capital Inc. and The Hemisphere National Bank

Exhibit 99.10a    MortgageIT Assignment Agreement, dated as of July
                  1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.10b MortgageIT Purchase Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.11a Wachovia Servicing-Retained Assignment Agreement, dated as of July 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation, as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.11b    Wachovia Regulation AB Addendum, dated April 17,
                  2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.11c Wachovia September Purchase Agreement, dated as of September 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.12a Wachovia Servicing-Released Assignment Agreement, dated as of July 1, 2006, among Morgan Stanley Capital I Inc.,


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                  Morgan Stanley Mortgage Capital Inc., Wachovia Mortgage
                  Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.12b    Wachovia February Purchase Agreement, dated as of
                  February 28, 2005, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.


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



SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   January 24, 2007


                                        MORGAN STANLEY CAPITAL I INC.



                                         By:  /s/ Valerie Kay
                                              ---------------
                                         Name:  Valerie Kay
                                         Title: Vice President


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                                 Exhibit Index

Exhibit Index

Item 601(a) of                   Description                  Paper (P) or
Regulation S-K                                                Electronic (E)
--------------   ------------------------------------------   --------------
      99.1       Pooling and Servicing Agreement, dated as               E
                 of July 1, 2006, among Morgan Stanley
                 Capital I, Inc., as depositor, Wells Fargo
                 Bank, National Association, as master
                 servicer and as securities administrator and LaSalle Bank National Association, as trustee and a custodian.

      99.2       Underwriting Agreement, dated as of July                E
                 26, 2006, among Morgan Stanley & Co.
                 Incorporated and Morgan Stanley Capital I,
                 Inc.

      99.3a      MSMCI Mortgage Loan and Purchase Agreement,             E
                 dated as of July 1, 2006, among Morgan
                 Stanley Mortgage Capital Inc. and Morgan
                 Stanley Capital I, Inc.

      99.3b      Tax Opinion, dated July 31, 2006,                       E
                 issued by Sidley Austin LLP.

      99.4       Swap Confirmation, dated as of July 31,                 E
                 2006, between Morgan Stanley Capital
                 Services Inc. and Wells Fargo Bank,
                 National Association, solely in its
                 capacity as securities administrator.

      99.5       JPM Custodial  Agreement, dated as of July              E
                 1, 2006, among Morgan Stanley Mortgage
                 Capital Inc., The Hemisphere National Bank,
                 Wachovia Mortgage Corporation, Wells Fargo
                 Bank, National Association, as master
                 servicer and as securities administrator,
                 LaSalle Bank National Association, as
                 trustee, and J.P. Morgan Trust Company,
                 National Association, as custodian.

     99.6a       American Home Assignment Agreement, dated               E
                 as of July 1, 2006, among Morgan Stanley
                 Capital I Inc.,  Morgan Stanley Mortgage
                 Capital Inc., American Home Mortgage Corp.
                 and LaSalle Bank National Association, as trustee.

     99.6b       American Home Purchase Agreement, dated as              E
                 of December 1, 2005, among Morgan Stanley
                 Mortgage Capital Inc. and American Home
                 Mortgage Corp.

     99.7a       FNBN Assignment Agreement, dated as of July             E
                 1, 2006, among Morgan Stanley Capital I
                 Inc.,  Morgan Stanley Mortgage Capital
                 Inc., First National Bank of Nevada and
                 LaSalle Bank National Association, as
                 trustee.

     99.7b       FNBN Purchase Agreement, dated as of April              E
                 1,


                                      8
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                  2006, among Morgan Stanley Mortgage Capital Inc.
                  and First National Bank of Nevada.

     99.8a       GMACM Assignment Agreement, dated as of                 E
                 July 1, 2006, among Morgan Stanley Capital
                 I Inc., Morgan Stanley Mortgage Capital
                 Inc., GMAC Mortgage Corporation, LaSalle
                 Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

     99.8b       GMACM Servicing Agreement, dated as of                  E
                 January 1, 2006, between Morgan Stanley
                 Mortgage Capital Inc. and GMAC Mortgage
                 Corporation.

     99.8c       WF Servicer Purchase Agreement, dated as of             E
                 December 1, 2005 among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., Wells Fargo Bank, National
                 Association, as Servicer, LaSalle Bank
                 National Association, as trustee and
                 Wells Fargo Bank, National Association,
                 as master servicer.

     99.8d       Omnibus Assignment Agreement, dated as                  E
                 of October 1, 2006 among Morgan Stanley
                 Capital I, Inc., Morgan Stanley Capital
                 Inc., Wells Fargo Bank, National
                 Association, as servicer, LaSalle Bank
                 National Association, as trustee and Wells Fargo
                 Bank, National Association, as master servicer.

     99.8e       Central Purchase Agreement, dated as of                 E
                 April 17, 2006 among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., Central Mortgage Company,
                 as servicer, LaSalle Bank National
                 Association, as trustee and Wells Fargo Bank,
                 National Association, as master servicer.

     99.8f       Omnibus Assignment Agreement, dated as of               E
                 October 1, 2006 among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., Central Mortgage Company,
                 as servicer, LaSalle Bank National
                 Association, as trustee and Wells Fargo Bank,
                 National Association, as master servicer.

     99.9a       Hemisphere Assignment Agreement, dated as               E
                 of July 1, 2006, among Morgan Stanley
                 Capital I Inc.,  Morgan Stanley Mortgage
                 Capital Inc., The Hemisphere National Bank and LaSalle Bank National Association, as trustee.

     99.9b       Hemisphere Purchase Agreement, dated as of              E
                 December 1, 2005, among Morgan Stanley
                 Mortgage Capital Inc. and The Hemisphere
                 National Bank.

     99.10a      MortgageIT Assignment Agreement, dated as               E
                 of July 1, 2006, among Morgan Stanley
                 Capital I Inc.,  Morgan Stanley Mortgage
                 Capital Inc., MortgageIT, Inc. and LaSalle
                 Bank National Association, as trustee.

     99.10b      MortgageIT Purchase Agreement, dated as of E
                 March 1, 2006, among Morgan Stanley
                 Mortgage Capital Inc. and MortgageIT, Inc.

     99.11a      Wachovia Servicing-Retained Assignment                  E
                 Agreement, dated as of July 1, 2006, among Morgan Stanley Capital I Inc., Morgan
                 Stanley Mortgage Capital Inc. and Wachovia
                 Mortgage Corporation, as seller, LaSalle
                 Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

     99.11b      Wachovia Regulation AB Addendum, dated                  E
                 April 17, 2006, between Morgan Stanley
                 Mortgage Capital Inc. and Wachovia Mortgage
                 Corporation.

     99.11c      Wachovia September Purchase Agreement,                  E
                 dated as of September 1, 2004, between
                 Morgan Stanley Mortgage Capital Inc. and
                 Wachovia Mortgage Corporation.

     99.12a      Wachovia Servicing-Released Assignment                  E
                 Agreement, dated as of July 1, 2006, among Morgan Stanley Capital I Inc., Morgan
                 Stanley Mortgage Capital Inc., Wachovia
                 Mortgage Corporation and



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

                 LaSalle Bank National Association, as trustee.

     99.12b      Wachovia February Purchase Agreement, dated             E
                 as of February 28, 2005, between Morgan
                 Stanley Mortgage Capital Inc. and Wachovia
                 Mortgage Corporation.




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